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                                                                 EXHIBIT (10)(a)
[SUTHERLAND ASBILL & BRENNAN LLP LETTERHEAD]


                   CONSENT OF SUTHERLAND ASBILL & BRENNAN LLP


We hereby consent to the reference to our name under the caption "Legal Matters" in the Prospectus incorporated by reference in Post-Effective Amendment No. 3 to Form N-4 (File No. 333-90243) for Merrill Lynch Life Variable Annuity Separate Account A of Merrill Lynch Life Insurance Company. In giving this consent, we do not admit that we are in the category of persons whose consent is required under
Section 7 of the Securities Act of 1933.


                                                 SUTHERLAND ASBILL & BRENNAN LLP


                                                 By:  /s/ Kimberly J. Smith
                                                    ---------------------------
                                                     Kimberly J. Smith, Esq.



Washington, D.C.
September 24, 2001